UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2016

Anacor Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34973	25-1854385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                          Other Events.

On March 22, 2016, Anacor Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration accepted for review the Company’s New Drug Application seeking approval of crisaborole topical ointment, 2% for the treatment of mild-to-moderate atopic dermatitis.  A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.                          Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description
99.1	Press Release issued March 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANACOR PHARMACEUTICALS, INC.

By:	/s/ Graeme Bell
	Name:	Graeme Bell
	Title:	Executive Vice President and
Chief Financial Officer

Date: March 22, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued March 22, 2016